Board of Directors
Lorraine Chang
John W. Hancock
Richard D. Holland
Thomas R. Pansing, Jr.
Delmer L. Toebben
Wallace R. Weitz

Officers
Wallace R. Weitz, President
Mary K. Beerling, Vice-President & Secretary
Linda L. Lawson, Vice-President
Richard F. Lawson, Vice-President

Investment Adviser

Wallace R. Weitz & Company

Distributor

Weitz Securities, Inc.

Custodian
Wells Fargo Bank Minnesota,
National Association

Transfer Agent and Dividend Paying Agent

Wallace R. Weitz & Company

Sub-Transfer Agent

National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. — Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

1/26/2001

WEITZ SERIES FUND, INC.

Value Fund

QUARTERLY

REPORT
December 31, 2000

One Pacific Place, Suite 600

1125 South 103 Street
Omaha, Nebraska 68124-6008

402-391-1980

800-232-4161
402-391-2125 FAX

www.weitzfunds.com

NASDAQ symbol: WVALX

Annual Shareholder Information Meeting: Please mark your calendars for May 30, 2001. The meeting will be held at the Omaha Marriott in Regency and will begin at 4:30. It is a great opportunity to meet your fellow shareholders and the client service people you have talked to on the phone. There should be no official business, so the whole meeting can be devoted to answering shareholder questions. We look forward to seeing you then.

Performance Since Inception
Portfolio Manager’s Letter
Schedule of Investments in Securities

WEITZ SERIES FUND, INC. — VALUE FUND
Performance Since Inception

A long-term perspective on the Value Fund’s performance is shown below. The table below shows how an investment of $25,000 in the Value Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Value Fund for the one, five and ten year periods ended December 31, 2000 calculated in accordance with SEC standardized formulas.

	Value of	Value of	Value of
	Initial	Cumulative	Cumulative	Total	Annual
	$25,000	Capital Gain	Reinvested	Value of	Rate of
Period Ended	Investment	Distributions	Dividends	Shares	Return

May 9, 1986	$25,000	$—	$—	$25,000	—%
Dec. 31, 1986	25,863	—	—	25,863	3.5 †
Dec. 31, 1987	24,253	264	1,205	25,722	-0.5
Dec. 31, 1988	27,430	299	2,223	29,952	16.5
Dec. 31, 1989	30,763	2,103	3,701	36,567	22.1
Dec. 31, 1990	28,040	2,112	4,500	34,652	-5.2
Dec. 31, 1991	33,940	3,811	6,475	44,226	27.6
Dec. 31, 1992	36,350	6,019	7,884	50,253	13.6
Dec. 31, 1993	42,010	9,114	9,199	60,323	20.0
Dec. 31, 1994	36,075	10,414	7,899	54,388	-9.8
Dec. 31, 1995	45,955	17,447	11,855	75,257	38.4
Dec. 31, 1996	51,478	24,054	13,792	89,324	18.7
Dec. 31, 1997	62,878	42,824	18,398	124,100	38.9
Dec. 31, 1998	72,675	65,163	22,181	160,019	28.9
Dec. 31, 1999	82,700	83,540	27,328	193,568	21.0
Dec. 31, 2000	88,050	111,282	32,221	231,553	19.6

The fund’s average annual total return for the one, five and ten year periods ended December 31, 2000, was 19.6%, 25.2% and 20.9%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $75,424, and the total amount of income distributions reinvested was $15,958. This information represents past performance of the fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Additional information is available from the Weitz Funds at the address listed on the front cover.

†	Return is for the period 5/9/86 through 12/31/86

WEITZ SERIES FUND, INC. — VALUE FUND
December 31, 2000 – Quarterly Report

January 7, 2001

Dear Fellow Shareholder:

        I am happy to report that our fund had a strong 4th quarter and a great year in 2000. In the quarter, our total return (after expenses) was +10.1% vs. a decline of –7.8% for the S&P 500. For the year, our total return was +19.6% while other major stock market indices were down for the year. The table below summarizes performance data for our fund compared with the S&P 500 (large companies), the Russell 2000 (small companies), the NASDAQ Composite (a proxy for technology stocks), and our peer mutual funds, as calculated by Lipper Analytical Services. (All numbers assume reinvestment of dividends and are calculated after deducting all expenses.)

	1 Year	3 Years	5 Years	10 Years

Weitz Value Fund	19.6%	23.1%	25.2%	20.9%
S&P 500 Index	-9.1	12.3	18.3	17.4
Russell 2000 Index	-3.0	4.7	10.3	15.5
NASDAQ	-39.2	16.7	19.0	20.8
Average Growth and Income Fund	0.7	9.7	15.3	15.4

        The happy divergence between our returns and those of the other major indexes this year is really unusual. Our margin of +28.7 percentage points vs. the S&P 500 dwarfs our previous best (+9.9%) and worst (-11.1%) relative years. The impact on shareholders’ long-term compounded returns will be great, and this is cause for celebration.

        The divergence is also a reminder that our portfolio is very different from the S&P 500 and other possible benchmarks. This is not good or bad, but means that we will often be out of step with “the market”— sometimes in a negative way. The reason the portfolio is often “different” is that we will buy undervalued stocks wherever we find them, and they often seem to cluster in a few industries at a time. When this is the case, our portfolio tends to be concentrated in those industries. Over the past several years, financial services, cable television, and cellular telephone providers have lurched from cheap to expensive and back to cheap, repeatedly, and each has provided us with several opportunities for significant investments.

        Some investors and consultants equate volatility of returns with risk, and this approach will not appeal to them. However, we believe that as long as the individual companies have substance and we buy them at bargain prices, we will earn better (albeit “lumpier”) returns over time and that our investors will actually be exposed to less risk of permanent losses.

Portfolio Review— A Tale of Two Halves

        In 2000, virtually all of our performance came in the 2nd half of the year and it was generated by a relatively small group of stocks. Four banks (North Fork, Greenpoint, Golden State, and Washington Mutual) and a mortgage company (Countrywide Credit) made up about 20% of our mid-year portfolio, and each rose by 60-100% during the 2nd half. There were other winners and losers, but these five stocks accounted for about 75% of our gains. During this same period, the

S&P 500 fell by 8.7%, pulled down by the major technology stocks (that we did not own). All things being equal, we would rather own a diversified portfolio of wonderful businesses that we could hold forever. However, in a generally expensive stock market, our investment process has led us primarily to groups of cheap but less dynamic stocks like banks, mortgage companies, and real estate investment trusts (REITs).

        Our year-end portfolio will look very familiar to long time shareholders. At the moment, we are taking profits in many of the financial service companies that have become popular as plays on falling interest rates and as “safe havens” in a weak stock market. The stocks you could not give away at 5 times earnings (remember the “Tortoise, Inc. vs. Hare.com” story in the March 2000 annual report?) are now selling for 10-15 times earnings. On the other hand, old favorites such as Liberty Media, Citizens Communications, and Adelphia Communications have been tarred with the telecom brush (unfairly), and we have added to those positions. Another beleaguered telecom, AT&T, is selling at 50-60% of its business value because of (legitimate) worries about its consumer and corporate voice businesses, but we own it for its cable and cellular properties. We have also been adding opportunistically to other existing positions, but there are not many new positions.

Outlook

        Looking ahead, we see signs that the “irrationally exuberant” stage of the bull market may have come to an end. The air has been coming out of the technology stock bubble for 9 months. The capital spending boom, especially in the telecom arena, has slowed dramatically as lenders have become very cautious and investors/ speculators have lost their appetites for initial public offerings of stock. The economy has apparently slowed dramatically over the past few months, and mainstream analysts and strategists are predicting a recession for 2001. Many of the “dot.com” startups have either disappeared or are gasping for air (cash), but investors are realizing that the Internet’s “gift” of instantaneous and nearly costless dissemination of information has permanently impaired the profitability of companies in many industries.

        Whether all this leads to a short period of moderation followed by a return to speculative excess, or a stock market crash and replay of 1973-74, or something in between is absolutely unpredictable. It will depend on the whims of the crowd. Our plan is to stay in a relatively conservative mode for the time being, but we are very excited about the possibility that the current market correction will produce some wonderful bargains for our portfolio. In the meantime, as I have suggested from time to time, you might want to turn off CNBC and try the History Channel or the Golf Channel.

Best regards, Wallace R. Weitz Portfolio Manager

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities
December 31, 2000
(Unaudited)

Shares
or units		Cost	Value

	COMMON STOCKS — 76.4%
	Auto Services — 0.2%
645,100	Insurance Auto Auctions, Inc.*	$7,525,098	$7,741,200

	Banking — 16.8%
250,200	Astoria Financial Corp.	6,539,572	13,588,987
1,233,520	Commercial Federal Corp.	24,697,201	23,976,545
613,950	Firstar Corp.	10,294,004	14,274,337
4,208,800	Golden State Bancorp, Inc.	72,962,309	132,314,150
2,944,200	Greenpoint Financial Corp.	67,063,833	120,528,187
367,300	Local Financial Corp.*	3,387,722	4,820,813
4,684,000	North Fork Bancorporation, Inc.	80,166,569	115,050,750
244,000	Port Financial Corp.	2,687,610	4,315,750
733,000	U.S. Bancorp	14,100,613	21,394,437
1,976,602	Washington Mutual, Inc.	49,107,440	104,883,444

		331,006,873	555,147,400

	Cable Television — 8.2%
4,350,633	Adelphia Communications Corp. CL A*	136,058,078	224,601,429
2,025,700	Insight Communications Co.*	28,482,432	47,603,950

		164,540,510	272,205,379

	Consumer Products and Services — 2.2%
811,900	American Classic Voyages Co.*	12,837,876	11,366,600
4,875	Lady Baltimore Foods, Inc. CL A*	227,781	234,000
2,744,000	Protection One, Inc.*	14,948,651	2,401,000
3,470,600	Six Flags, Inc.*	62,375,401	59,650,937

		90,389,709	73,652,537

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Shares
or units		Cost	Value

	Financial Services — 6.4%
285,200	Allied Capital Corp.	$4,807,000	$5,953,550
585	Berkshire Hathaway, Inc. CL A*	25,010,024	41,535,000
66,917	Berkshire Hathaway, Inc. CL B*	129,904,212	157,522,618
2,835,500	Imperial Credit Industries, Inc.*	37,083,542	1,329,141
91,450	The PMI Group, Inc.	2,592,639	6,190,022
300,000	United Panam Financial Corp.*	2,019,813	281,250

		201,417,230	212,811,581

	Health Care — 0.1%
608,350	LabOne, Inc.*	8,035,870	3,498,013

	Information and Data Processing — 0.0%
180,000	Intelligent Systems Corp.	380,869	585,000

	Lodging and Gaming — 6.0%
1,993,800	Extended Stay America, Inc.*	14,996,393	25,620,330
546,000	Harrah’s Entertainment, Inc.*	7,985,042	14,400,750
8,641,600	Hilton Hotels Corp.	80,897,524	90,736,800
5,725,500	Park Place Entertainment Corp.*	44,693,323	68,348,156

		148,572,282	199,106,036

	Media and Entertainment — 5.8%
8,813,000	AT&T Corp. — Liberty Media Group A*	100,005,518	119,526,312
58,700	Daily Journal Corp.*	1,306,716	1,761,000
61,318	Gabelli Global Multimedia Trust, Inc.	551,391	632,342
2,179,300	Valassis Communications, Inc.*	47,706,014	68,784,156

		149,569,639	190,703,810

	Mortgage Banking — 4.3%
2,635,500	Countrywide Credit Industries, Inc.	74,836,416	132,433,875
1,380,400	Resource Bancshares Mtg. Grp., Inc.	18,271,246	9,749,075

		93,107,662	142,182,950

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Shares
or units		Cost	Value

	Printing Services — 0.6%
4,518,600	Mail-Well, Inc.*	$43,862,020	$19,486,462

	Real Estate and Construction — 2.6%
3,615,100	Catellus Development Corp.*	46,508,516	63,264,250
545,600	Forest City Enterprises, Inc. CL A	11,075,278	21,387,520

		57,583,794	84,651,770

	Real Estate Investment Trusts — 7.6%
1,571,500	Capital Automotive REIT	20,768,123	21,706,344
1,337,980	Fortress Investment Corp.	24,369,219	17,059,245
301,300	Hanover Capital Mortgage Holdings, Inc.	3,265,468	1,562,994
62,805	Healthcare Financial Partners Units**	6,264,799	5,354,126
13,725,700	Host Marriott Corp.	123,808,283	177,576,244
465,000	IMPAC Mortgage Holdings, Inc.	6,507,830	1,371,750
475,000	NovaStar Financial, Inc.*	7,282,611	1,781,250
1,435,417	Redwood Trust, Inc.	31,720,001	25,478,652

		223,986,334	251,890,605

	Restaurants — 0.7%
275,000	Applebee’s International	6,278,711	8,645,313
661,500	Papa John’s International, Inc.*	14,395,438	14,718,375

		20,674,149	23,363,688

	Retail Discount — 1.1%
3,345,000	Consolidated Stores Corp.*	47,723,929	35,540,625

	Satellite Services — 0.2%
1,317,300	Orbital Sciences Corp.*	17,920,702	5,433,863

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Shares
or units		Cost	Value

	Telecommunications — 11.3%
6,517,000	AT&T Corp.	$148,084,000	$112,825,562
929,000	Centennial Communications Corp.*	3,721,762	17,418,750
8,771,800	Citizens Communications Co.*	95,214,337	115,129,875
456,600	Corecomm, Ltd.*	1,442,028	2,261,597
1,385,500	Telephone and Data Systems, Inc.	66,504,861	124,695,000
38,100	United States Cellular Corp.*	1,794,528	2,295,525

		316,761,516	374,626,309

	Utilities — 2.3%
3,106,200	Western Resources, Inc.	69,492,344	77,072,587

	Total Common Stocks	1,992,550,530	2,529,699,815

	WARRANTS — 0.0%
350,000	NovaStar Financial, Inc., Expiring 2/03/01*	175,000	175

	CONVERTIBLE PREFERRED STOCKS — 0.4%
2,100,000	NovaStar Financial, Inc. 7% Pfd. Class B Cumulative	13,911,099	12,789,000

	NON-CONVERTIBLE PREFERRED STOCKS — 0.0%
15,000	Crown American Realty Trust 11.0% Pfd. Series A	667,500	566,250
30,000	Prime Retail, Inc. 10.5% Pfd. Series A	645,000	208,125
34,000	RB Asset, Inc. 15.0% Pfd. Series A	845,750	510,000

	Total Non-Convertible Preferred Stocks	2,158,250	1,284,375

Face
amount

	CORPORATE BONDS — 0.2%
$4,500,000	USA Networks, Inc. 7.0% 7/01/03	4,444,683	4,539,375
750,000	Local Financial Corp. 11.0% 9/08/04	750,000	753,750

	Total Corporate Bonds	5,194,683	5,293,125

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Face
amount		Cost	Value

	U.S. GOVERNMENT AND AGENCY SECURITIES — 2.3%
$40,000,000	Freddie Mac 5.0% 2/15/01	$39,957,451	$39,944,280
25,000,000	Fannie Mae 5.88% 3/25/04	24,926,843	24,851,700
3,000,000	Federal Home Loan Bank 6.04% 9/08/05	3,000,000	2,969,877
1,000,000	Federal Home Loan Bank 6.44% 11/28/05	1,000,816	1,029,944
6,000,000	Fannie Mae 6.56% 11/26/07	6,000,000	6,006,156

	Total U.S. Government and Agency Securities	74,885,110	74,801,957

	SHORT-TERM SECURITIES — 22.2%
75,478,156	Wells Fargo Government Money Market Fund	75,478,156	75,478,156
20,000,000	Fannie Mae Discount Note 1/10/01	19,968,100	19,972,040
80,000,000	U.S. Treasury Bill 1/11/01	79,865,847	79,894,400
40,000,000	U.S. Treasury Bill 1/18/01	39,884,683	39,905,240
50,000,000	Freddie Mac Discount Note 2/01/01	49,725,736	49,738,750
46,000,000	U.S. Treasury Bill 2/01/01	45,755,450	45,783,432
25,000,000	Federal Home Loan Bank Discount Note 2/07/01	24,837,354	24,843,250
50,000,000	Fannie Mae Discount Note 2/08/01	49,662,222	49,677,800
50,000,000	U.S. Treasury Bill 2/08/01	49,673,833	49,709,650
43,000,000	U.S. Treasury Bill 2/22/01	42,617,395	42,655,828
55,000,000	Federal Home Loan Bank Discount Note 3/02/01	54,437,455	54,439,330
25,000,000	Fannie Mae Discount Note 3/08/01	24,712,396	24,719,225
25,000,000	U.S. Treasury Bill 3/08/01	24,736,115	24,744,050
50,000,000	U.S. Treasury Bill 3/15/01	49,404,847	49,437,000
50,000,000	Fannie Mae Discount Note 3/22/01	49,321,667	49,317,550
25,000,000	Freddie Mac Reference Note 3/29/01	24,632,667	24,636,889
30,000,000	U.S. Treasury Bill 3/29/01	29,590,067	29,589,350

	Total Short-Term Securities	734,303,990	734,541,940

	Total Investments in Securities	$2,823,178,662	3,358,410,387

	Covered Call Options Written at Market Value — (0.1%)		(2,465,625)
	Other Liabilities in Excess of Other Assets — (1.4%)		(46,005,779)

	Total Net Assets — 100%		$3,309,938,983

	Net Asset Value Per Share		$35.22

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

No. of		Expiration date/
contracts		Strike price	Value

	COVERED CALL OPTIONS WRITTEN AT MARKET VALUE
800	Astoria Financial Corp.	July 2001/55	$(450,000)
3,750	Countrywide Credit Industries, Inc.	April 2001/50	(2,015,625)

	Total Call Options Written
	(premiums received $2,333,309)		$(2,465,625)

*   Non-income producing

**	Each unit, which is restricted as to sale, consists of five shares of common stock and one stock purchase warrant. The company distributed an additional warrant per unit to unitholders during 1998. The warrants currently have no value or cost assigned to them.

________________________________________________________________________________